Filed pursuant to Rule 497(e)

File Nos. 033-36528 and 811-06161

ALLIANZ FUNDS

Supplement Dated December 31, 2019

to the Statutory Prospectus for Class A, Class C, Class T, Class R,

Institutional Class, Class R6, Class P and Administrative Class

Shares of Allianz Funds

Dated August 28, 2019 (as supplemented thereafter)

Disclosure Relating to AllianzGI Emerging Markets Opportunities Fund, AllianzGI Focused Growth Fund, AllianzGI Global Natural Resources Fund, AllianzGI Global Small-Cap Fund, AllianzGI Income & Growth Fund, AllianzGI Mid-Cap Fund, AllianzGI NFJ Dividend Value Fund, AllianzGI NFJ International Value Fund, AllianzGI NFJ Large-Cap Value Fund, AllianzGI NFJ Mid-Cap Value Fund, AllianzGI NFJ Small-Cap Value Fund, AllianzGI Small-Cap Fund and AllianzGI Technology Fund (each, a “Fund” and together, the “Funds”)

Effective January 1, 2020, within the Fund Summary relating to each Fund, the introductory narrative of the subsection entitled “Fees and Expenses of the Fund” is hereby revised and restated in its entirety as follows:

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of the Class P shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 99 of the Fund’s prospectus or from your financial advisor. In addition, if you purchase shares through a specific intermediary, you may be subject to different sales charges including reductions in or waivers of such charges. More information about these intermediary-specific sales charge variations is available in Appendix A to the Fund’s prospectus (“Intermediary Sales Charge Discounts and Waivers”).

Effective January 1, 2020, the third full paragraph of the subsection entitled “Institutional Class, Class R6, Class P and Administrative Class Shares” within the section entitled “Classes of Shares” is hereby revised and restated in its entirety as follows:

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and each Fund pays service fees to these entities for services they provide to Class P shareholders. Such programs established with broker-dealers or financial intermediaries may purchase shares only if the program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals. Class P shares may also be available on certain brokerage platforms. An investor transacting in Class P shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Please retain this Supplement for future reference.